UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2013

Truven Health Analytics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-187931	06-1467923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 E. Eisenhower Parkway Ann Arbor, Michigan 48108 (Address of principal executive offices)
(734) 913-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.
Other Events.
On August 1, 2013, Truven Health Analytics Inc. issued a press release announcing the completion of its offer to exchange up to $327,150,000 aggregate principal amount of its 10.625% Senior Notes, Series B, due 2020, which have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), for its outstanding 10.625% Senior Notes, Series A, due 2020 that were originally issued on June 6, 2012 in a transaction exempt from registration under the Securities Act and state securities laws. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Truven Health Analytics Inc. dated August 1, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUVEN HEALTH ANALYTICS INC.
(Registrant)

Date: August 1, 2013	By:	/s/ Andra K. Heller
	Name:	Andra K. Heller
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Truven Health Analytics Inc. dated August 1, 2013.